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                                                                   EXHIBIT 10.36




                                                                           DRAFT
                                                                 August 13, 1998

                     SECOND AMENDMENT TO GUARANTY AGREEMENT


         THIS SECOND AMENDMENT TO GUARANTY AGREEMENT (this "Amendment") dated as of August ___, 1998 is between BRIGHAM EXPLORATION COMPANY, a Delaware corporation (the "Guarantor") and BANK OF MONTREAL, as agent ("Agent") for the lenders (the "Lenders") that are or become parties to the Credit Agreement defined below.

                                    RECITALS

         A. Brigham Oil & Gas, L.P., a Delaware limited partnership (the "Borrower"), the Agent and the Lenders previously entered into that certain Credit Agreement dated as of January 26, 1998 as amended by First Amendment to Credit Agreement of even date herewith (as amended, the "Credit Agreement"), pursuant to which the Lenders agreed to make certain loans and extensions of credit to the Borrower.

         B. Pursuant to the terms and conditions stated in the Credit Agreement, Guarantor executed that certain Guaranty Agreement of even date therewith by Guarantor, as amended by First Amendment to Guaranty Agreement dated as of March 30, 1998 (such Guaranty Agreement as amended called the "Guaranty Agreement").

         C. Guarantor and the Agent now desire to amend certain provisions of the Guaranty Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Guarantor, the Agent and the Lenders hereby agree that the Guaranty Agreement shall be amended as follows:

         Section 1. Certain Definitions. As used in this Amendment, the terms "Agent", "Amendment", "Borrower", "Credit Agreement", "Guarantor" and "Lenders" shall have the meanings indicated above; and unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Guaranty Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

         Section 2. Amendments to Guaranty Agreement.

                  (a) Additional Defined Terms. Section 1.02 of the Guaranty Agreement is hereby amended and supplemented by adding the following new definitions, which are read in their entirety as follows:


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                           "Indenture" shall mean that certain Indenture dated
                  as of August __, 1998, between the Guarantor, as issuer of the Subordinated Debt, and Chase Bank of Texas, National Association, as trustee.

                           "Securities Purchase Agreement" shall mean that
                  certain Securities Purchase Agreement dated as of August __, 1998 among the Guarantor and the purchasers named therein regarding $50,000,000 Senior Subordinated Secured Notes due 2003.

                           "Subordination Agreement" shall mean that certain
                  Intercreditor and Subordination Agreement dated August __, 1998, as from time to time amended, among _______________, ________________________, and Bank of Montreal.

                           "Subordinated Debt" shall mean the Debt in the
                  principal amount not to exceed $40,000,000 (plus up to an additional $10,000,000 for interest paid in kind pursuant to
                  Section 9.02 of the Indenture) of Brigham Exploration incurred under the Indenture and expressly subordinated to the Indebtedness pursuant to agreements in form and substance satisfactory to the Lenders consistent with the Subordination Agreement.

                           "Subordinated Guarantees" shall mean the Guarantees
                  permitted under Section 5.2(a)(7).

                  (b) Section 3.1(m) is hereby amended by adding the following phrase at the end thereof: ", except for liens and security interests securing the Liabilities, the Subordinated Guarantees or the Subordinated Debt which liens and security interests securing the Subordinated Guarantees or the Subordinated Debt shall be subordinated on terms satisfactory to the Agent consistent with the Subordination Agreement."

                  (c) Section 5.2. Section 5.2 is hereby amended as follows:

                           (i) Section 5.2(a) is amended by adding the following
                  new clauses (6) and (7):

                                    "(6) the Subordinated Debt."

                                    "(7) Guarantees by Subsidiaries of the
                           Guarantor (which also are obligated upon or otherwise guarantee the Liabilities pursuant to documents in form and substance satisfactory to the Agent) which guarantee the Subordinated Debt permitted under
                           Section 5.2(a)(6) above, which Guarantees are subordinated consistent with the


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                           Subordination Agreement and otherwise are in form and
                           substance satisfactory to the Agent.

                           (ii) Section 5.2(b) is amended by adding the
                  following new clause (4):

                                    "(4) Liens securing the Subordinated Debt or
                           the Subordinated Guarantees on Properties upon which prior Liens have been granted to secure the Liabilities pursuant to documents in form and substance satisfactory to the Agent, provided that such Liens are subordinated on terms satisfactory to the Agent consistent with the Subordination Agreement."

                           (iii) Section 5.2(o) is hereby amended by deleting
                  the parenthetical clause in the third line and inserting the following in lieu thereof:

                           "(other than the Loan Documents, the Indenture and the documents described in Section 4.01(a) through
                           (d) of the Indenture, and any other documents establishing Liens permitted under Section 5.2(b)(4))"

                           (iv) Section 5.2(s) is hereby deleted in its
                  entirety, and the following is substituted therefor:

                                    "(s) Interest Coverage Ratio. The Guarantor
                           will not permit its Interest Coverage Ratio as of the end of any fiscal quarter of the Guarantor (calculated quarterly at the end of each fiscal quarter) to be less than the following ratios during the following periods. Interest Coverage Ratio shall mean the ratio of (i) EBITDA to (ii) interest payments accruing during the following periods (for purposes hereof only cash interest accrued during the last fiscal quarter shall be included, but all interest (whether or not paid in cash) accrued for all other fiscal quarters included within the test period shall be included):

                                    (i)      not less than 1.25 to 1 for the
                                             three (3) month period ending
                                             December 31, 1998;

                                    (ii)     not less than 1.75 to 1 for the six
                                             (6) month period ending March 31,
                                             1999;

                                    (iii)    not less than 2 to 1 for the nine
                                             (9) month period ending June 30,
                                             1999;



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                                    (iv)     not less than 2.25 to 1 for the
                                             twelve (12) month period ending
                                             September 30, 1999;

                                    (v)      thereafter, not less than 3 to 1
                                             for the twelve (12) month periods
                                             ending at the end of each fiscal
                                             quarter of the Guarantor;

                                    (vi)     not less than 2.75 to 1 for the
                                             twelve (12) month period ending
                                             December 31, 1999; and

                           (v) Section 5.2 is amended by adding the following new clauses (t) and (u):

                                             "(t) Securities Purchase Agreement
                                    and Indenture. The Guarantor will not agree to any amendment or modification to the Securities Purchase Agreement or the Indenture without the express written consent of the Agent."

                                            "(u) Payments on Subordinated Debt.
                                    No prepayments of principal will be made on the Subordinated Debt without prior written consent of the Lenders. No payments of interest will be made in cash on the Subordinated Debt if (i) an Event of Default or, with respect to Section 5.2(q), (r) or
                                    (s), Default, is in existence or would be created thereby; (ii) a Borrowing Base deficiency is in existence under the Credit Agreement; (iii) such payment will be in contravention of the Subordination Agreement or (iv) the Interest Coverage Ratio is less than the following ratios during the following periods:

                                            (i)   1.5 to 1 for the twelve (12)
                                                  month period ending December
                                                  31, 1998;

                                            (ii)  1.75 to 1 for the twelve (12)
                                                  month periods ending March
                                                  31, 1999 and June 30, 1999;

                                            (iii) 2.5 to 1 for the twelve (12)
                                                  month period ending September
                                                  30, 1999;

                                            (iv)  2.75 to 1 for the twelve
                                                  month period ending December
                                                  30, 1999; and



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                                            (v)   thereafter, 3 to 1 for the
                                                  twelve (12) month periods
                                                  ending at the end of each
                                                  fiscal quarter of the
                                                  Guarantor."

         Section 4. Representations and Warranties. Guarantor hereby reaffirms that as of the effective date of this Amendment, the representations and warranties made by the Guarantor in Article III of the Guaranty Agreement will be true and correct as though made on and as of the effective date of this Amendment.

         Section 5. Ratification. Guarantor hereby expressly ratifies and affirms its obligations under the Guaranty Agreement as amended by this Amendment and agrees that the Guaranty Agreement as amended by this Amendment remains in full force and effect.

         Section 6. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Credit Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         Section 7. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered and effective as of the date first above written.

            NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

         THIS AMENDMENT AND OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.



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GUARANTOR:                           BRIGHAM EXPLORATION COMPANY


                                     By:
                                        --------------------------------------
                                     Name:
                                     Title:

AGENT AND LENDER:                    BANK OF MONTREAL


                                     By:
                                        --------------------------------------
                                     Name:
                                     Title:



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